UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-170802 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 5, 2014, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), through a subsidiary of its joint venture (the “Joint Venture”) with The Freshwater Group, Inc. (“Freshwater”), completed the acquisition of a 202-unit independent living facility located in Frisco, Texas (the “Parkview Facility”) for a purchase price of $39.5 million, plus closing costs and credits for certain capital expenditures. Including the Parkview Facility, the Joint Venture has completed three acquisitions with a combined purchase price of $86.6 million, plus closing costs.

The Joint Venture acquired the Parkview Facility from Parkview Frisco, L.P., an unaffiliated third-party. The Joint Venture funded the investment through a combination of proceeds from NorthStar Healthcare’s ongoing initial public offering, a $20.0 million senior mortgage note payable (the “Parkview Borrowing”) provided by an unaffiliated third-party lender and an equity contribution from Freshwater. The transaction was approved by NorthStar Healthcare’s board of directors in accordance with NorthStar Healthcare’s investment guidelines. NorthStar Healthcare owns a 97% interest in the Joint Venture.

The Parkview Facility was constructed in 2008 and consists of eight two- and three-story buildings totaling 299,000 square feet. As of January 20, 2014, resident occupancy was 91%. An affiliate of Watermark Retirement Communities, Inc. (“Watermark”), a national operator of senior living facilities and an affiliate of Freshwater, was hired to operate the Parkview Facility pursuant to a seven-year management agreement with automatic one-year renewals (the “Management Agreement”) under which Watermark will receive a base management fee equal to 5.0% of the monthly gross revenues collected. The Management Agreement may be terminated without penalty in the event of various defaults, as more fully described in the Management Agreement.

The Parkview Borrowing bears interest at a floating rate of 3.04% over the one-month London Interbank Offered Rate. The term of the Parkview Borrowing is 84 months. The initial 36 monthly payments on the Parkview Borrowing are interest-only, with payments based on a 30-year amortization schedule thereafter. The Parkview Borrowing may be prepaid at any time, subject to a declining prepayment premium ranging from 5.0-1.0% of the outstanding loan balance, depending on the year of prepayment, as more fully described in the loan agreement. The loan agreement contains standard representations, warranties and covenants contained in transactions of this type. In connection with the Parkview Borrowing, affiliates of Freshwater agreed to guaranty certain recourse carve-out and environmental obligations of the Joint Venture under the loan agreement and related documentation (the “Guaranteed Obligations”). NorthStar Healthcare, through its operating partnership, entered into a contribution agreement, dated February 5, 2014 (the “Contribution Agreement”), whereby NorthStar Healthcare and Freshwater agreed to fund their pro rata share of certain losses arising out of the Guaranteed Obligations; provided, however, NorthStar Healthcare or Freshwater, as the case may be, will be individually responsible for 100% of certain losses caused by the respective party, as more fully described in the Contribution Agreement.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, the agreements that are filed as exhibits to this Current Report on Form 8-K, which agreements are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
If applicable, the required financial statements for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
If applicable, the required pro forma financial information for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1	Management Agreement, dated as of February 5, 2014, by and between Watermark Parkview, LLC and Watermark Retirement Communities, Inc.
10.2	Senior Housing Loan and Security Agreement, dated as of February 5, 2014, by and between Watermark Parkview Owner, LLC, and CBRE Capital Markets, Inc.
10.3	Multifamily Note, dated as of February 5, 2014, by and between Watermark Parkview Owner, LLC and CBRE Capital Markets, Inc.
10.4
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of February 5, 2014, by Watermark Parkview Owner, LLC to Tamela K. Cooper, for the benefit of CBRE Capital Markets, Inc.

10.5	Contribution Agreement, dated as of February 5, 2014, by and between NorthStar Healthcare Income Operating Partnership, LP, David Freshwater and David Barnes

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, NorthStar Healthcare’s ability to realize the anticipated benefits of the Joint Venture with Freshwater, the ability of Watermark to successfully manage the Parkview Facility, NorthStar Healthcare’s liability under the Contribution Agreement, if any, the impact of any losses from our properties on cash flows and returns, market rental rates and property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, the ability to maintain a qualified diversified portfolio, the impact of local economics, the ability to successfully implement an exit strategy, availability of investment opportunities, availability of capital, the ability to achieve its targeted returns, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in Part II, Item 1A of NorthStar Healthcare’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, as well as in NorthStar Healthcare’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: February 11, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Management Agreement, dated as of February 5, 2014, by and between Watermark Parkview, LLC and Watermark Retirement Communities, Inc.
10.2	Senior Housing Loan and Security Agreement, dated as of February 5, 2014, by and between Watermark Parkview Owner, LLC, and CBRE Capital Markets, Inc.
10.3	Multifamily Note, dated as of February 5, 2014, by and between Watermark Parkview Owner, LLC and CBRE Capital Markets, Inc.
10.4
Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of February 5, 2014, by Watermark Parkview Owner, LLC to Tamela K. Cooper, for the benefit of CBRE Capital Markets, Inc.

10.5	Contribution Agreement, dated as of February 5, 2014, by and between NorthStar Healthcare Income Operating Partnership, LP, David Freshwater and David Barnes

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